EXHIBIT 1.2

                                RAYTHEON COMPANY

                        29,000,000 Shares of Common Stock

                                 TERMS AGREEMENT


                                                                October 25, 2001


Raytheon Company
141 Spring Street
Lexington, Massachusetts 02173

Attention:     Mr. Franklyn A. Caine,
               Senior Vice President and
               Chief Financial Officer

Dear Ladies & Gentlemen:

               On behalf of the several Underwriters named in Schedule A hereto and for their respective accounts, we offer to purchase the securities (the "Securities") described below on and subject to the terms and conditions of the Underwriting Agreement attached as Schedule B hereto (the "Shelf Underwriting Agreement"), as amended and supplemented by this Terms Agreement (as so amended and supplemented, the "Underwriting Agreement"). Reference is made to Section 7(d) of this Terms Agreement for a list of defined terms.

               The  Shelf   Underwriting   Agreement   is  hereby   amended  and
supplemented, solely for the purposes of this Terms Agreement, as follows:

              1.  Introduction.

              A The first sentence of Section 1 is amended by deleting the word "debt" from the first sentence thereof.

              B   Section 1 is amended by deleting the second sentence thereof.

              C The third sentence of Section 1 is supplemented by adding the phrase "or classes" after the word "series."

              D The first sentence of the second paragraph of Section 1 is deleted.

              E Section 1 is amended by adding the following as the final paragraph of that section:

                  The Underwriters propose to purchase from the Company 29,000,000 shares of its common stock, par value $0.01 per share (the "Firm Securities"). In addition, the Underwriters propose that the Company grant them an option to purchase up to an additional 2,578,900 shares (the "Option Securities") on the terms and for the purposes set forth in Section 3. The Firm Securities and the Option Securities, if purchased, are hereinafter collectively called the "Securities."

              2.  Representations and Warranties of the Company.

              A Section 2(a) is amended by deleting the phrase "A registration statement (No. 333-44321)" and replacing it with the phrase "The Registration Statement" (as defined in this Terms Agreement).

              B Section 2(b) is amended by deleting it in its entirety and inserting in lieu thereof the following:

              (b) On the effective date, the Registration Statement conformed in all material respects to the requirement of the Act and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and on the date of this Terms Agreement, the Registration Statement and the Prospectus conformed in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that the foregoing does not apply to statements in or omissions from any such documents based upon written information furnished to the Company by any Underwriter through the Representatives, specifically for use therein. In addition, each document, if any, filed or to be filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in the Prospectus, complied or will comply when so filed in all material respects with the Exchange Act and the Rules and Regulations.

              C Section 2 is amended by adding the following as the final paragraphs of that Section:

              (c) No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the Commission; and no order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Rules and Regulations.

              (d) The Securities have been duly authorized by the Company and conform to the description thereof contained in the Prospectus.

              (e) The Securities, when issued and delivered in accordance with the provisions of the Underwriting Agreement, will be duly and validly issued, fully paid and non-assessable.

              (f) There are no preemptive or other rights to subscribe for or to purchase, nor is there any restriction on the voting or transfer of, any of the Securities pursuant to the Company's charter or by-laws or any agreement or instrument.

              (g) The issuance and sale of the Securities and the consummation by the Company of the transactions contemplated hereby and thereby (collectively, the "Transactions") will not (1) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, which would cause a material adverse change in the financial position, shareholders equity or results of operations of the Company, (2) result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or (3) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets which would cause a material adverse change in the financial position, shareholders equity or results of operations of the Company, and (4) require any material consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body for the consummation of the Transactions or the issuance and sale or exchange of the Securities, as the case may be, except for (a) the registration under the Act and the Rules and Regulations and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and the Rules and Regulations and applicable state securities laws in connection with the purchase of the Securities by the Underwriters pursuant to the Underwriting Agreement.

              (h) The Company is not, and will not be after the application of the net proceeds of the offering of the Securities, an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the Rules and Regulations.

              3. Purchase and Offering of Securities. Section 3 of the Shelf Underwriting Agreement is hereby supplemented as follows, and to the extent the Terms Agreement is inconsistent with the Shelf Underwriting Agreement, the Terms Agreement will govern:

              A Purchase of the Securities by the Underwriters; Grant of Option. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, the Underwriting Agreement, the Company hereby agrees to sell 29,000,000 Firm Securities to the several Underwriters and each of the

                  Underwriters, severally and not jointly, agrees to purchase the number of the Firm Securities set forth opposite such Underwriter's name in Schedule A hereto.

                  In addition, the Company hereby grants to the Underwriters an option to purchase up to 2,578,900 Option Securities. Such option is granted solely for the purpose of covering over-allotments in the sale of the Firm Securities and is exercisable as provided below. Option Securities shall be purchased severally for the account of the Underwriters in proportion to the number of Firm Securities set forth opposite the name of such Underwriter in Schedule A hereto. The respective obligations of each Underwriter with respect to the Option Securities shall be adjusted by Credit Suisse First Boston
Corporation and Morgan Stanley & Co. Incorporated, as Representatives of the Underwriters (the "Representatives") so that no Underwriter should be obligated to purchase Option Securities other than in 100 unit amounts.

                  The  price  of  both  the  Firm   Securities  and  any  Option
Securities shall be $33.25 per Security.

                  The Company shall not be obligated to deliver any of the Securities to be delivered on the First Delivery Date (as hereinafter defined) or the Second Delivery Date (as hereinafter defined), as the case may be, except upon payment for all the Securities to be purchased on such Delivery Date as provided herein.

              B Delivery of and Payment for the Securities. Delivery of and payment for the Securities shall be made at the office of Cravath, Swaine & Moore, 825 Eighth Avenue, New York New York 10019, at 9:00 a.m., New York City time, on the fourth full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Underwriters and the Company. This date and time are sometimes referred to as the "First Delivery Date." On the First Delivery Date, the Company, through the facilities of The Depository Trust Company ("DTC"), shall deliver or cause to be delivered the Securities to the Representatives for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by wire transfer of same-day funds to a bank account designated by the Company. Time shall be of the essence, and delivery at the time and place specified pursuant to the Underwriting Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Firm Securities will be registered in the name of Cede & Co., as nominee for DTC.

                  At any time on or before the 30th day after the date of this Underwriting Agreement the option granted above may be exercised by written notice being given to the Company by the Underwriters. Such notice shall set forth the aggregate number of Option Securities as to which the option is being exercised, the names in which the Option Securities are to be registered, the denominations in which the Option Securities are to be issued and the date and time, as determined by the Underwriters, when the Option Securities are to be delivered;

provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the Option Securities are delivered are sometimes referred to as the "Second
Delivery Date" and the First Delivery Date and the Second Delivery Date are sometimes each referred to as a "Delivery Date".

                  Delivery of and payment for the Option Securities shall be made at the place specified in the first sentence of the first paragraph of this Section (or at such other place as shall be determined by agreement between the Underwriters and the Company) at 9:00 a.m., New York City time, on the Second Delivery Date. On the Second Delivery Date, the Company, through the facilities of DTC, shall deliver or cause to be delivered the Option Securities to the Representatives for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by wire transfer of same-day funds to a bank account designated by the Company. Time shall be of the essence, and delivery at the time and place specified pursuant to the Underwriting Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Option Securities shall be registered in the name of Cede & Co., as nominee of DTC.

              4.  Certain Agreements of the Company.

              A Section 4(f) of the Shelf Underwriting Agreement is amended by replacing it with the following new Section 4(f):

                  Expenses. The Company agrees to pay (a) the fees, disbursements and expenses of its counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the Preliminary Prospectus and the Prospectus and amendments and supplements thereto; (b) the costs incident to the authorization, issuance, sale and delivery of the Securities and any taxes payable in connection therewith;
(c) the costs incident to the preparation, printing and filing under the Act of the Registration Statement and any amendments and exhibits thereto; (d) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), the Preliminary Prospectus, the Prospectus and any amendment or supplement to any such prospectus or any document incorporated by reference therein, all as provided in this Underwriting Agreement; (e) any applicable listing or other fees; (f) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in Section 4(e) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); (g) the filing fees relating to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (h) the fees and expenses of the registrar and transfer agent of the Company, if any;
(i) any transfer taxes payable in connection with the sale of the Securities to the Underwriters; and (j) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided that, except as provided in
Section 8 of the Shelf Underwriting Agreement, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel.

              B Section 4(g) of the Shelf Underwriting Agreement is replaced with the following new Section 4(g):

                  "The Company agrees and each of its executive officers and directors will execute and deliver an agreement, the form of which is contained in Schedule D hereto, to the effect that he or she will agree, not to offer, sell, contract to sell or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, shares of the common stock of the Company, securities convertible into or exchangeable or exercisable for any shares of the Company's common stock, enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Company's common stock, whether any of such aforementioned transaction is to be settled by delivery of the Company's common stock or such other securities, in cash or otherwise, or publicly dispose the Company's intention to make any offer, sale, disposition or filing, without the prior written consent of Credit Suisse First Boston Corporation and Morgan Stanley & Co. Incorporated, for a period of 90 days after the date of the Prospectus, except that directors and executive officers of the Company may, with the consent of the Company, (1) transfer shares of the Company's common stock ("Common Stock") to the Company (a) to pay for the exercise of options for Common Stock and (b) to pay withholding taxes owed to the U.S. and state governments in connection with the vesting of restricted stock awards or the exercise of options for Common Stock and
                  (2) together transfer up to an aggregate of 50,000 shares of Common Stock through the Company's cashless exercise mechanism to pay for the exercise of options for Common Stock.

              5.  Conditions of the Obligations of the Underwriters.

              A   Section 5(a) and Section  5(i) are amended by replacing  the
                  name  of   "Coopers   &  Lybrand   L.L.P."   with  the  name
                  "PricewaterhouseCoopers L.L.P."

              B The text of Section 5(b) is deleted and replaced with "[Reserved]."

              C   Section 5(e) is amended as follows:

                  (1) All references to "Thomas D. Hyde" shall be replaced with "Neal E. Minahan".

                  (2) Paragraph (ii) of Section 5(e) is replaced by the following new paragraph (ii):

                  "The Securities have been duly authorized by the Company and, when issued and delivered in accordance with the provisions of the Underwriting Agreement, will be duly and validly issued, fully paid and non-assessable."

                  (3) The phrases "the Indenture," and "and any Delayed Delivery Contracts" in paragraph (iii) of Section 5(e) is deleted.

                  (4)  Paragraph (iv) is deleted and replaced with "[Reserved]".

                  (5) The phrase "and any Delayed Delivery Contracts" in paragraph (v) of Section 5(e) is deleted and the word "have" is replaced with "has".

                  (6)  The following new paragraph (vii) is added:

                  There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of common stock pursuant to the Company's charter or by-laws or any agreement or other instrument known to such counsel.

                  (7)  The first  sub-paragraph  (i) in the last  paragraph  of
                       Section 5(e) is deleted and replaced with the following new sub-paragraph (i):

                       (i) the Registration Statement, as of its effective date and of the date of the Terms Agreement, or any amendment or supplement to the Registration Statement or the Prospectus, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or

                  (8) The clause "or with respect to the Form T-1" is deleted in the last line of Section 5(e).

              D   Section 5(f) is amended as follows:

                  (1) The name of "Wachtell, Lipton, Rosen & Katz" is replaced with the name "Sullivan & Worcester LLP" and the name "Thomas D. Hyde" is replaced with the name "Neal E. Minahan".

                  (2) Paragraph (i) is deleted in its entirety and replaced with the following new paragraph (i):

                       (i) The Securities conform in all material respects to the descriptions thereof contained in the Prospectus.

                  (3)  The following new paragraph replaces existing paragraph
                       (ii):

                       (ii) Based upon current law, the assumptions and facts stated or referred to or incorporated by reference in the Prospectus (including under the captions "Certain U.S. Federal Tax Considerations for Non-U.S. Holders of Our Common Stock" and "Capital Stock" in the Company's registration statement on Form 8-A filed with the
                       Commission on May 1, 2001) and subject to the qualifications and limitations set forth or incorporated by reference in the Prospectus (including under the captions "Certain U.S. Federal Tax Considerations for Non-U.S. Holders of Our Common Stock" and "Capital Stock" in the Company's registration statement on Form 8-A filed with the Commission on May 1, 2001), the statements set forth in the Prospectus under the caption "Certain U.S. Federal Tax Considerations for Non-U.S. Holders of Our Common Stock", insofar as they purport to constitute summaries of United States federal income tax laws and regulations or legal conclusions with respect thereto (but not insofar as they relate to expectations, intentions or determinations), and the statements incorporated by reference in the Prospectus Supplement under the caption "Capital Stock" in the Company's registration statement on Form 8-A filed with the Commission on May 1, 2001, in so far as they purport to constitute summaries of the terms of the Company's common stock, constitute accurate summaries of the matters described under such caption in all material respects.

                  (4) Paragraph (iv) of Section 5(f) is replaced in its entirety with the following:

                       (iv) The Registration Statement, as of its effective date and of the date of the Terms Agreement, the Prospectus, as of the date of the Terms Agreement, and each amendment or supplement thereto, as of their respective effective or mailing dates (but excluding the financial statements and schedules and other financial and statistical data included or incorporated by reference therein, as to which such counsel need express no opinion) complied as to form in all material respects with the Act and the Rules and Regulations. In addition, each document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Prospectus (except for financial statements and schedules as to which such counsel need not express any opinion)
                       complied when so filed as to form in all material respects with the Exchange Act and the Rules and Regulations.

                  (5) The phrase ", the Trust Indenture Act" in paragraph (vi) of Section 5(f) is deleted.

                  (6)  The  following  new  paragraph  is  added  at the end of
                       Section 5(f):


                  In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and the Underwriters, at which the contents of the Registration Statement and Prospectus and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus and has not made any independent check or verification thereof (except as set forth in paragraph (ii)), on the basis of the foregoing, no facts have come to such counsel's attention that lead such counsel to believe that (i) the Registration Statement, as of its effective date and of the date of the Terms Agreement, or any amendment or supplement to the Registration Statement or the Prospectus, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) that the Prospectus, as of its date and the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel need express no opinion with respect to the financial statements, schedules and other financial and statistical data included or incorporated by reference in the Registration Statement or Prospectus.

              6.  Other.

              A Counterparts. The Terms Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

              B Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, the Underwriting Agreement.

              C Incorporation By Reference; Entire Agreement. This Terms Agreement incorporates by reference the Shelf Underwriting Agreement, as amended and supplemented by this Terms Agreement, and the Underwriting Agreement constitutes the entire agreement among the parties hereto with respect to the Securities and related matters stated herein.

              D   Definitions.

                           (i) Capitalized terms that are not defined in this Terms Agreement have the meanings assigned to them in the Shelf Underwriting Agreement, except as such terms are modified below.

                           (ii) For purposes of the Underwriting Agreement,  the
                  capitalized terms used in this Terms Agreement that are not otherwise defined and the terms set forth below which are defined in the Shelf Underwriting Agreement are modified as follows:

                                    (A) the phrase  "Closing  Date" in the Shelf
                           Underwriting Agreement shall be replaced by the phrase "the applicable Delivery Date" as defined in this Terms Agreement;

                                    (B)  "Preliminary   Prospectus"   means  the
                           Preliminary Prospectus Supplement dated October 22, 2001 of the Company relating to the Securities, supplementing the Prospectus (as defined in the Shelf Underwriting Agreement);

                                    (C) "Prospectus"  means the final Prospectus
                           Supplement dated the date hereof of the Company relating to the Securities, supplementing the accompanying prospectus dated April 13, 2001;

                                    (D) the term "Prospectus" in the Shelf
                           Underwriting Agreement means the "Prospectus" as defined above;

                                    (E)    "Registration     Statement"    means
                           registration statement of the Company on Form S-3 (File No. 333-58474), which amended registration statement of the Company on Form S-3 (File No. 333-82529). The Registration Statement also includes any information deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act, and any registration statement of the Company filed pursuant to Rule 462(b) of the Act. Reference to the Registration Statement includes documents incorporated therein by reference; and

                                    (F) the term the  "Securities"  in the Shelf
                           Underwriting Agreement means the "Securities" as defined in this Terms Agreement.

              Please signify your acceptance of our offer by signing the enclosed response to us on the space provided and returning it to us not later than 5:00 pm (eastern standard time) today.


                   Very truly yours,

                   CREDIT SUISSE FIRST BOSTON CORPORATION
                   MORGAN STANLEY & CO. INCORPORATED
                   SALOMON SMITH BARNEY INC.
                   BANC OF AMERICA SECURITIES LLC
                   J.P. MORGAN SECURITIES INC.
                   LEHMAN BROTHERS INC.
                   FIRST UNION SECURITIES, INC.
                   SG COWEN SECURITIES CORPORATION
                   COMMERZBANK CAPITAL MARKETS CORP.
                   CREDIT LYONNAIS SECURITIES (USA) INC.
                   ROBERTSON STEPHENS, INC.
                   UBS WARBURG LLC

                   By:     CREDIT SUISSE FIRST BOSTON CORPORATION

                   By:     MORGAN STANLEY & CO. INCORPORATED

                   On behalf of themselves and as Representatives of the several Underwriters,

                   BY:     CREDIT SUISSE FIRST BOSTON CORPORATION


                           By: /s/ Gerald M. Lodge
                               Name:  Gerald M. Lodge
                               Title: Managing Director


                   BY:     MORGAN STANLEY & CO. INCORPORATED


                           By: /s/ Kevin C. Cox
                               Name:  Kevin C. Cox
                               Title: Managing Director

                                                                   Schedule A











Underwriter                                                 Number of Securities
-----------                                                 --------------------
Credit Suisse First Boston Corporation...................              7,250,000
Morgan Stanley & Co. Incorporated........................              7,250,000
Salomon Smith Barney Inc.................................              5,220,000
Banc of America Securities LLC...........................              1,110,700
J.P. Morgan Securities Inc...............................              1,864,700
Lehman Brothers Inc......................................              4,176,000
First Union Securities, Inc..............................                701,800
SG Cowen Securities Corporation..........................                701,800
Commerzbank Capital Markets Corp.........................                181,250
Credit Lyonnais Securities (USA) Inc.....................                181,250
Robertson Stephens, Inc..................................                181,250
UBS Warburg LLC..........................................                181,250
                                                                    ------------
                                                    Total             29,000,000
                                                                    ============

                                                                     Schedule B










                             Underwriting Agreement

                                   [attached]

                                                   Schedule B to Terms Agreement

                                RAYTHEON COMPANY

                             UNDERWRITING AGREEMENT

         1. Introduction. Raytheon Company, a Delaware corporation ("Company"), proposes to issue and sell from time to time certain of its debt securities registered under the registration statement referred to in Section 2(a) ("Registered Securities"). The Registered Securities will be issued under an indenture, dated as of July 3, 1995 ("Indenture"), between the Company and The Bank of New York, as Trustee, in one or more series, which series may vary as to interest rates, maturities, redemption provisions, selling prices and other terms, with such terms for any particular series of the Registered Securities being determined at the time of sale. Particular series of the Registered Securities will be sold pursuant to a Terms Agreement referred to in Section 3 for resale in accordance with terms of offering determined at the time of sale.

         The Registered Securities involved in any such offering are hereinafter referred to as the "Securities". The firm or firms that agree to purchase the Securities are hereinafter referred to as the "Underwriters" and the representative or representatives of the Underwriters, if any, specified in a Terms Agreement referred to in Section 3 are hereinafter referred to as the "Representatives"; provided, however, that if the Terms Agreement does not specify any representative of the Underwriters, the term "Representatives", as used in this Agreement (other than in Sections 2(b), 5(e) and 6 and the second sentence of Section 3), shall mean the Underwriters.

         2.   Representations  and  Warranties  of  the  Company.   The  Company
represents and warrants to and agrees with each Underwriter that:

                  (a) A registration statement (No. 333-44321), including a prospectus, relating to the Registered Securities has been filed with the Securities and Exchange Commission ("Commission") and has become effective. Such registration statement, as amended at the time of any Terms Agreement referred to in Section 3, is hereinafter referred to as the "Registration Statement", and the prospectus included in such Registration Statement, as supplemented as contemplated by Section 3 to reflect the terms of the Securities and the terms of offering thereof, as first filed with the Commission pursuant to and in accordance with Rule 424(b) under the Securities Act of 1933, as amended ("Act"), including all material incorporated by reference therein, is hereinafter referred to as the "Prospectus".

                  (b) On the effective date, the Registration Statement conformed in all material respects to the requirements of the Act, the Trust Indenture Act of 1939, as amended ("Trust Indenture Act"), and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and on the date of each Terms Agreement referred to in Section 3, the Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations, and neither of such documents will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that the foregoing does not apply to (i) statements in or omissions from any of such documents based upon written information furnished to the Company by any Underwriter through the Representatives, if any, specifically for use therein or (ii) that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act.

         3. Purchase and Offering of Securities. The obligation of the Underwriters to purchase the Securities will be evidenced by an exchange of telegraphic or other written communications ("Terms Agreement") at the time the Company determines to sell the Securities. The Terms Agreement will incorporate by reference the provisions of this Agreement, except as otherwise provided therein, and will specify the firm or firms which will be Underwriters, the names of any Representatives, the principal amount to be purchased by each Underwriter, the purchase price to be paid by the Underwriters and the terms of the Securities not already specified in the Indenture, including, but not limited to, interest, maturity, any redemption provision and any sinking fund requirements and whether any of the Securities may be sold to institutional investors pursuant to Delayed Delivery Contracts (as defined below). The Terms Agreement will also specify the time and date of delivery and payment (such time and date, or such other time not later than seven full business days thereafter as the Representatives and the Company agree as the time for payment and delivery, being herein and in the Terms Agreement referred to as the "Closing Date"), the place of delivery and payment and any details of the terms of the offering that should be reflected in the prospectus supplement relating to the offering of the Securities. The obligations of the Underwriters to purchase the Securities will be several and not joint. It is understood that the Underwriters propose to offer the Securities for sale as set forth in the Prospectus. Unless the Terms Agreement specifies that the Securities will be issued in the form of a global security to be deposited with a depositary, as contemplated by the Indenture, the securities delivered to the Underwriters on the Closing Date will be in definitive fully registered form, in such denominations and registered in such names as the Underwriters may request.

         If the Terms Agreement provides for the sale of Securities pursuant to delayed delivery contracts, the Company authorizes the Underwriters to solicit offers to purchase Securities pursuant to delayed delivery contracts substantially in the form of Annex I attached hereto ("Delayed Delivery Contracts") with such changes therein as the Company may authorize or approve. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. On the Closing Date, the Company will pay, as compensation, to the Representatives for the accounts of the Underwriters, the fee set forth in such Terms Agreement in respect of the principal amount of Securities to be sold pursuant to Delayed Delivery Contracts ("Contract Securities"). The Underwriters will not have any responsibility in respect of the validity or the performance of Delayed Delivery Contracts. If the Company executes and delivers Delayed Delivery Contracts, the Contract Securities will be deducted from the Securities to be purchased by the several Underwriters and the aggregate principal amount of Securities to be purchased by each Underwriter will be reduced pro rata in proportion to the principal amount of Securities set forth opposite each Underwriter's name in such Terms Agreement, except to the extent that the Representatives determine that such reduction shall be otherwise than pro rata and so advise the Company. The Company will advise the Representatives not later than the business day prior to the Closing Date of the principal amount of Contract Securities.

         4. Certain Agreements of the Company. The Company agrees with the several Underwriters that it will furnish to the Representatives one signed copy of the Registration Statement, including all exhibits, in the form in which it became effective and of all amendments thereto, and that, in connection with each offering of Securities:

                  (a) The Company will advise the Representatives promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and will afford the Representatives a reasonable opportunity to comment on any such proposed amendment or supplement; and the Company will also advise the Representatives promptly of the filing of any such amendment or supplement and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement or of any part thereof and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                  (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company promptly will prepare and file with the Commission an amendment or supplement which will correct such statement or omissions or an amendment which will effect such compliance.

                  (c) As soon as practicable after the date of each Terms Agreement, the Company will make generally available to its security holders an earnings statement covering a period of at least 12 months beginning after the latest of (i) the effective date of the Registration Statement, (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of such Terms Agreement and (iii) the date of the Company's most recent Annual Report on Form 10-K filed with the Commission prior to the date of such Terms Agreement, which will satisfy the provisions of Section 11 (a) of the Act.

                  (d) The Company will furnish to the Representatives copies of the Registration Statement, including all exhibits, any related preliminary prospectus, any related preliminary prospectus supplement, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as are reasonably requested.

                  (e) The Company will arrange for the qualification of the Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions as the Representatives designate and will continue such qualifications in effect so long as required for distribution.

                  (f) The Company will pay all expenses incident to the performance of its obligations under this Agreement and will reimburse the Underwriters for any expenses (including reasonable fees and disbursements of counsel) incurred by them in connection with qualification of the Registered Securities for sale and determination of their eligibility for investment under the laws of such jurisdictions as the Representatives may designate and the printing of memoranda relating thereto, and for any fees charged by investment rating agencies for the rating of the Securities and for expenses incurred in distributing the Prospectus, any preliminary prospectuses and any preliminary prospectus supplements to underwriters.

                  (g) For a period beginning at the time of execution of the Terms Agreement and ending 30 days after the Closing Date, without the prior consent of the Representatives, the Company will not offer, sell, contract to sell or otherwise dispose of any United States dollar-denominated debt securities issued or guaranteed by the Company and having a maturity of more than one year from the date of issue.

         5. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Securities will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of the Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

                  (a) On or prior to the date of the Terms Agreement, the Representatives shall have received a letter, dated the date of delivery thereof, of Coopers & Lybrand L.L.P., covering such matters as are customary for accountants' "comfort" letters for underwritten transactions of the type contemplated by the Terms Agreement and in form and substance reasonably satisfactory to the Representatives.

                  (b) If, at the date of the Terms Agreement, the financial statements of the Defense Business of Hughes Electronics Corporation, referred to in the report of Deloitte & Touche LLP dated March 21, 1997, are incorporated by reference into the Registration Statement, then on or prior to the date of the Terms Agreement the Representatives shall have received a letter, dated the date of delivery thereof, of Deloitte & Touche LLP, covering such matters relating to such financial statements as are customary for accountants' "comfort" letters for underwritten transactions of the type contemplated by the Terms Agreement and in form and substance reasonably satisfactory to the Representatives.

                  (c)  No  stop  order  suspending  the   effectiveness  of  the
         Registration Statement or of any part thereof shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, shall be contemplated by the Commission.

                  (d) Subsequent to the execution of the Terms Agreement (i) there shall not have occurred any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Company or its subsidiaries which, in the judgment of a majority in interest of the Underwriters, including any
         Representatives, materially impairs the investment quality of the Securities or the Registered Securities; (ii) trading generally shall not have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade; (iii) trading of any securities of the Company shall not have been suspended on any exchange or in any over-the-counter market; (iv) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Act; (v) no banking moratorium shall have been declared by Federal or New York authorities; and (vi) there shall not have occurred any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters, including any Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical to proceed with completion of the sale of and payment for the Securities.

                  (e) The Representatives shall have received an opinion, dated the Closing Date, of Thomas D. Hyde, Vice President and General Counsel for the Company, to the effect that:

                           (i) The Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with corporate and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which it owns or leases substantial properties or in which the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company;

                           (ii) The Securities  have been duly  authorized;  the
                  Securities other than any Contract Securities, when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters in accordance with the Terms Agreement (including the provisions of this Agreement), and any Contract Securities, when executed, authenticated, issued and delivered in the manner provided in the Indenture and sold pursuant to Delayed Delivery Contracts, will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture;

                           (iii) The execution,  delivery and performance of the
                  Indenture, the Terms Agreement (including the provisions of this Agreement) and any Delayed Delivery Contracts and the issuance and sale of the Securities and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of or constitute a default under (A) any order known to such counsel of any governmental agency having jurisdiction over the Company or any of its properties or any agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound or to which any of the properties of the Company is subject, which would cause a material adverse change in the financial position, shareholders' equity or results of operations of the Company or affect the validity of the Securities or the legal authority of the Company to comply with the terms of the Securities, the Indenture or this Agreement or (B) the charter or by-laws of the Company, and the Company has full power and authority to authorize, issue and sell the Securities as contemplated by the Terms Agreement (including the provisions of this Agreement);

                           (iv) The Indenture has been duly authorized, executed
                  and delivered by the Company and (assuming due authorization, execution and delivery by the Trustee) is a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except (A) as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (B) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding thereof may be brought;

                           (v) The Terms Agreement  (including the provisions of
                  this Agreement) and any Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company; and

                           (vi) No  authorization,  approval  or  consent of any
                  governmental authority or agency is necessary in connection with the transactions contemplated by the Terms Agreement (including the provisions of this Agreement) except such as may be required under the Act, the Trust Indenture Act and state securities or Blue Sky laws.

         In addition, Mr. Hyde shall state that he or others working under his supervision have participated in conferences with officers and other representatives of the Company, outside counsel for the Company, representatives of the independent public accountants for the Company, and the Underwriters, at which the contents of the Registration Statement and Prospectus and related matters were discussed and, although he is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus, on the basis of the foregoing and on his ongoing representation of the Company, no facts have come to his attention that lead him to believe that (i) such registration statement, at the time such registration statement became effective, or the Registration Statement, as of the date of the Terms Agreement, or any amendment or supplement to the Registration Statement or the Prospectus, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) that the Prospectus, as of its date and the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that he need express no opinion with respect to the financial statements, schedules and other financial and statistical data included or incorporated by reference in the Registration Statement or Prospectus or with respect to the Form T-1.

                  (f) The Representatives shall have received an opinion, dated such Closing Date, of Wachtell, Lipton, Rosen & Katz, counsel for the Company, who may rely as to the approval or consent of non-Federal governmental authorities upon the opinion of Thomas D. Hyde, Esq. referred to above, to the effect that:

                           (i)  The   Securities,   other   than  any   Contract
                  Securities, and the Indenture, conform, and any Contract Securities, when executed, authenticated, issued and delivered in the manner provided in the Indenture and sold pursuant to Delayed Delivery Contracts, will conform in all material respects to the descriptions thereof contained in the Prospectus;

                           (ii) The Indenture has been duly qualified  under the
                  Trust Indenture Act;

                           (iii) The Registration Statement has become effective
                  under the Act, and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated;

                           (iv) The registration statement relating to the Registered Securities, as of its effective date, the Registration Statement and the Prospectus, as of the date of the Terms Agreement, and each amendment or supplement thereto, as of their respective effective or mailing dates (but excluding the financial statements and schedules and other financial and statistical data and the Form T-1 included or incorporated by reference therein, as to which such counsel need express no opinion) complied as to form in all material respects with the Act, the Trust Indenture Act and the Rules and Regulations, as applicable;

                           (v) Such counsel do not know of any legal or governmental proceedings required to be described in the Prospectus which are not described as required, nor of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required; and

                           (vi) No  authorization,  approval  or  consent of any
                  governmental authority or agency is necessary in connection with the transactions contemplated by the Terms Agreement (including the provisions of this Agreement) except such as may be required under the Act, the Trust Indenture Act and state securities or Blue Sky laws.

                  (g) The Representatives shall have received from Cravath, Swaine & Moore, counsel for the Underwriters, to be named in the Terms Agreement, such opinion or opinions, dated the Closing Date, with respect to the validity of the Securities, the Registration Statement, the Prospectus and other related matters as they may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (h) The Representatives shall have received a certificate, dated the Closing Date, of any vice-president and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, that no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission and that, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change in the business, financial position or results of operations of the Company and its subsidiaries except as set forth in or contemplated by the Prospectus or as described in such certificate.

                  (i) The Representatives shall have received a letter, dated the Closing Date, of Coopers & Lybrand L.L.P., which reconfirms the matters set forth in their letter delivered pursuant to subsection (a) of this Section and covering such matters as are customary for accountants' "comfort" letters for underwritten transactions of the type contemplated by the Terms Agreement and in form and substance reasonably satisfactory to the Representatives.

         6. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable (i) in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any  of  such  documents  in  reliance  upon  and  in  conformity  with  written
information   furnished   to  the  Company  by  any   Underwriter   through  the
Representatives, if any, specifically for use therein and (ii) to any Underwriter (or anyone controlling such Underwriter), with respect to any preliminary prospectus or preliminary prospectus supplement, from whom the person asserting any such loss, claim, damage or liability purchased Securities, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendment or supplements thereto) was not delivered by or on behalf of such Underwriter to such person, if required by law to have been so delivered, at or prior to the written confirmation of the sale of the
Securities to such person, and if the Prospectus (as so amended and supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

                  (b) Each Underwriter will, severally and not jointly, indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives, if any, specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

                  (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsections (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

                  (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

                  (e) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

         7. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Securities under the Terms Agreement and the aggregate principal amount of the Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total principal amount of the Securities, the Representatives may make arrangements satisfactory to the Company for the purchase of such Securities by other persons, including any of the Underwriters, but if no such arrangements are made by the Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments under this Agreement and the Terms Agreement, to purchase the Securities that such defaulting Underwriters agreed but failed to purchase. If any Underwriter or Underwriters so default and the aggregate principal amount of the Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount of the Securities and arrangements satisfactory to the Representatives and the Company for the purchase of such Securities by other persons are not made within 36 hours after such default, such Terms Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section 8. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default. The respective commitments of the several Underwriters for the purposes of this Section shall be determined without regard to the reduction in the respective Underwriters' obligations to purchase the principal amounts of the Securities set forth opposite their names in the Terms Agreement as a result of Delayed Delivery Contracts entered into by the Company.

         The foregoing obligations and agreements set forth in this Section will not apply if the Terms Agreement specifies that such obligations and agreements will not apply.

         8. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Underwriters set forth or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Securities. If the Terms Agreement is terminated pursuant to
Section 7 or if for any reason the purchase of the Securities by the Underwriters under the Terms Agreement is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to
Section 4 and the respective obligations of the Company and the Underwriters pursuant to Section 6 shall remain in effect. If the purchase of the Securities by the Underwriters is not consummated because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement (excluding the matters set forth in Section 5(d)), or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Securities.

         9. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to them at their addresses furnished to the Company in writing for the purpose of communications hereunder or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 141 Spring Street, Lexington, Massachusetts 02173, Attention of General Counsel.

         10. Successors. This Agreement will inure to the benefit of and be binding upon the Company and such Underwriters as are identified in Terms Agreements and their respective successors and the officers and directors and controlling persons referred to in Section 6, and no other person will have any right or obligation hereunder.

         11. Applicable Law. This Agreement and the Terms Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                                [End of Document]

                                                                      ANNEX 1


(Three copies of this Delayed Delivery Contract should be signed and returned to the address shown below so as to arrive not later than 9:00 A.M., New York time, on _______, 200_)1 delayed delivery contract

                                        [Insert date of initial public offering]


RAYTHEON COMPANY
   C/O [Insert Name and address of Lead Manager]
         Attention:

Gentlemen:

         The undersigned hereby agrees to purchase from Raytheon Company, a Delaware corporation ("Company"), and the Company agrees to sell to the undersigned, [If one delayed closing, insert -- as of the date hereof, for delivery on ______________, 200_ ("Delivery Date"),]

                                                     $-------------------------

principal amount of the Company's _________________ ("Securities"), offered by the Company's Prospectus dated _____________, 200_ and a Prospectus Supplement dated _____________, 200_ relating thereto, receipt of copies of which is hereby acknowledged, at __% of the principal amount thereof plus accrued interest, if any, and on the further terms and conditions set forth in this Delayed Delivery Contract ("Contract").

[If two or more delayed closings, insert the following:

         The undersigned will purchase from the Company as of the date hereof, for delivery on the dates set forth below, Securities in the principal amounts set forth below:

                         Delivery Date Principal Amount

Each of such delivery dates is hereinafter referred to as a Delivery Date.]

         Payment for the Securities that the undersigned has agreed to purchase for delivery on [the/each] Delivery Date shall be made to the Company or its order by certified or official bank check in New York Clearing House (next day) funds at the office of ______________________ at _____________ on [the/such]
Delivery Date upon delivery to the undersigned of the Securities to be purchased by the undersigned [for delivery on such Delivery Date/in definitive] fully registered form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to [the/such] Delivery Date.

         It is expressly agreed that the provisions for delayed delivery and payment are for the sole convenience of the undersigned; that the purchase hereunder of Securities is to be regarded in all respects as a purchase as of the date of this Contract; that the obligation of the Company to make delivery of and accept payment for, and the obligation of the undersigned to take delivery of and make payment for, Securities on [the/each] Delivery Date shall be subject only to the conditions that (1)investment in the Securities shall not at [the/such]

__________
       1 Insert date which is third full business day prior to Closing Date under the Terms Agreement.

Delivery Date be prohibited under the laws of any jurisdiction in the United States to which the undersigned is subject and (2) the Company shall have sold to the Underwriters the total principal amount of the Securities less the principal amount thereof covered by this and other similar Contracts. The undersigned represents that its investment in the Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which governs such investment.

         Promptly after completion of the sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by [a copy/copies] of the opinions of counsel for the Company delivered to the Underwriters in connection therewith.

         This Contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

         Is it understood that the acceptance of any such Contract is in the Company's sole discretion and, without limiting the foregoing, need not to be on a first-come, first-served basis. If this Contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered.

                                           Very truly yours,



                                           ------------------------------------
                                                        (Name of Purchaser)

                                           by
                                               --------------------------------

                                               --------------------------------
                                                        (Title of Signatory)

Accepted as of the above date,
                                               --------------------------------

RAYTHEON COMPANY                               --------------------------------
                                                        (Address of Purchaser)
       by
           --------------------
           Title:

                                                                      Schedule C










                   [Form of Acceptance Letter by the Company]

                        [Letterhead of Raytheon Company]


Credit Suisse First Boston Corporation
Morgan Stanley & Co. Incorporated

                                                                   _______, 2001

As Representatives of the Several Underwriters

c/o Credit Suisse First Boston Corporation
              Eleven Madison Avenue
              New York, NY 10010-3629

c/o Morgan Stanley & Co. Incorporated
              1585 Broadway
              New York, New York 10036

              We hereby accept the offer contained in, and on the terms set forth in, in the Terms Agreement (the "Terms Agreement") dated __________, 2001 addressed by you to us relating to ________ shares of common stock, par value $0.01 per share.

                                            Very truly yours,

                                            RAYTHEON COMPANY


                                            By:
                                               -------------------------------
                                                  [Name]
                                                  [Title]

                                                                    Schedule D





         Form of Lock-Up Agreement for Executive Officers and Directors


CREDIT SUISSE FIRST BOSTON CORPORATION
MORGAN STANLEY & CO. INCORPORATED


c/o Credit Suisse First Boston Corporation
              Eleven Madison Avenue
              New York, NY 10010-3629

c/o Morgan Stanley & Co. Incorporated
              1585 Broadway
              New York, NY 10036

Dear Ladies and Gentlemen:

                  The undersigned understands that you and certain other firms propose to enter into a Terms Agreement ("Terms Agreement") dated October , 2001 providing for the purchase by you and such other firms ("Underwriters") of the common stock ("Common Stock") of Raytheon Company (the "Company") which incorporates, amends and supplements the Company's form of Underwriting Agreement for Debt Securities (collectively the "Underwriting Agreement") and that the Underwriters propose to reoffer the Common Stock to the public (the "Offering").

                  In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that the undersigned will not, during the period commencing on the date of the Terms Agreement and ending 90 days after the date of the Prospectus (as defined in the Underwriting Agreement), without the prior written consent of Credit Suisse First Boston Corporation and Morgan Stanley & Co. Incorporated, offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the SEC a registration statement under the Securities Act relating to, shares of the common stock of the Company, securities convertible into or exchangeable or exercisable for any shares of the Company's common stock, enter into a transaction that would have the same effect, or enter into any swap, hedge, or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Company's common stock, whether any such aforementioned transaction is to be settled by delivery of the Company's common stock or such other securities, in cash or otherwise. In addition, the undersigned agrees that, without prior written consent of Credit Suisse First Boston Corporation and Morgan Stanley & Co. Incorporated, it will not, during the period commencing on the date of the Terms Agreement and ending 90 days after the Public Offering Date, make any demand for or exercise any right with respect to, the registration of any Securities or any security convertible into or exercisable or exchangeable for the Securities.

                  Notwithstanding the foregoing, the undersigned may nonetheless
(a) transfer shares of Common Stock by way of testate or intestate succession or by operation of law, (b) transfer shares of Common Stock to members of the undersigned's immediate family or to a trust, partnership, limited liability company or other entity, all of the beneficial interests of which are held by the undersigned or members of the undersigned's immediate family, (c) transfer shares of Common Stock to charitable organizations, (d) transfer shares of Common Stock to the Company (i) to pay for the exercise of options for Common Stock and (ii) to pay withholding taxes owed to the U.S. and state governments in connection with the vesting of restricted stock awards or the exercise of options for Common Stock, and (e) together with other directors and executive officers of the Company transfer up to an aggregate of 50,000 shares of Common Stock through the Company's cashless exercise mechanism to pay for the exercise of options for Common Stock; provided, however, that, in the case of transfers pursuant to clauses (a), (b) and (c) of this sentence, the transferee shall have agreed to be bound by the restrictions on transfer contained in the immediately preceding paragraph and such transfer is not effective until the agreement to be bound by the restrictions on transfer is executed by the transferee, and, that, in the case of transfers pursuant to clauses (d) and (e) of this sentence, the undersigned shall have obtained the Company's prior consent.

                  In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this agreement.

                  It is understood that, if the Company notifies you that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the common stock, the undersigned will be released from its obligations under this agreement.

                  The   undersigned   understands   that  the  Company  and  the
Underwriters will proceed with the Offering in reliance on this agreement.


                                                     Very truly yours,

                                                     By:_____________________
                                                        Name:
                                                        Title:


Dated: October ____, 2001